                                                                       EXHIBIT C

                                    FORM OF
                                VOTING AGREEMENT
                                  BY AND AMONG
                            HEWLETT-PACKARD COMPANY
                                      AND
                      CERTAIN SHAREHOLDERS OF INDIGO N.V.

                                VOTING AGREEMENT

    THIS VOTING AGREEMENT (this "AGREEMENT") is made and entered into as of September 6, 2001, by and among Hewlett-Packard Company, a Delaware corporation (the "BUYER"), and the individual or entity listed on the signature page hereto (the "SHAREHOLDER").

    WHEREAS, the Shareholder is, as of the date hereof, the record and beneficial owner of the common shares, par value NLG 0.04 per share, of Indigo N.V., a corporation organized under the laws of The Netherlands (the "COMPANY," and such shares, the "COMMON SHARES"), and the Common Shares subject to outstanding options, warrants or other rights, as set forth on the signature pages of this Agreement;

    WHEREAS, the Buyer and the Company concurrently herewith are entering into an Offer Agreement, dated as of the date hereof (the "OFFER AGREEMENT"), which provides, among other things, (i) for the Buyer or a Subsidiary of the Buyer, as promptly as practicable after the date hereof, to commence an exchange offer (the "OFFER") to acquire all of the outstanding Common Shares of the Company in exchange for either (x) shares of Buyer Common Stock or (y) shares of Buyer Common Stock plus CVRs, and (ii) for the subsequent post-closing reorganization to be accomplished upon the terms and subject to the conditions set forth in the Offer Agreement; and

    WHEREAS, as a condition to the willingness of the Buyer to enter into the Offer Agreement, and in order to induce the Buyer to enter into the Offer Agreement, the Shareholder has agreed (solely in his, her or its capacity as a shareholder of the Company) to enter into this Agreement.

    NOW, THEREFORE, in consideration of the execution and delivery by the Buyer of the Offer Agreement and the representations, warranties, covenants and agreements set forth herein and therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    SECTION 1. CERTAIN DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Offer Agreement. For purposes of this Agreement:

        (a) "SHARES" shall mean: (i) all securities of the Company (including all Common Shares and all options, warrants and other rights to acquire Common Shares) owned by the Shareholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional Common Shares and all additional options, warrants and other rights to acquire Common Shares) of which the Shareholder acquires ownership during the period from the date of this Agreement through the Termination Date.

        (b) "TERMINATION DATE" shall mean the earliest to occur of (i) valid termination of the Offer Agreement pursuant to Article VII thereof; or
    (ii) the Closing Time.

        (c) TRANSFER. The Shareholder shall be deemed to have effected a "Transfer" of Shares if the Shareholder directly or indirectly (i) sells, pledges, encumbers, grants an option with respect to, transfers or otherwise disposes of such Shares or any interest therein, or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such Shares or any interest therein.

    SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER. Shareholder hereby represents, warrants and covenants to the Buyer that Shareholder (i) is the beneficial owner of the Common Shares and the options, warrants and other rights to acquire Common Shares indicated on the signature pages of this Agreement, free and clear of any pledges, options, rights of first refusal, co-sale rights, attachments or other encumbrances other than as comtemplated hereby and the Shareholders Agreement, dated September 13, 2000, by and among the Company, the Buyer and the other Company Shareholders named therein;
(ii) does not beneficially own any securities of the Company other than the Common Shares and options, warrants and other rights to acquire Common Shares of the Company indicated on the signature pages of this Agreement; (iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the proxy contained herein; and (iv) the execution, delivery and performance of this Agreement by the Shareholder and the
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consummation of the transactions contemplated hereby, will not (x) require the consent, waiver, approval, or authorization of any governmental authority or any other person or entity except as contemplated by the Offer Agreement; or
(y) violate, conflict with, result in a breach of or the acceleration of any obligation under, or constitute a default (or an event which with notice or the lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Shareholder pursuant to any provision of any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, ordinance, regulation or decree to which the Shareholder is subject or by which the Shareholder or any of Shareholder's property or assets (other than the Company's assets, if any) is bound, in each case as would not materially adversely affect the Shareholder's obligations hereunder.

    SECTION 3. AGREEMENT TO VOTE SHARES. At every meeting of the Company Shareholders called, including an extraordinary general meeting, and at every adjournment thereof, and on every action or approval by written consent of the Company Shareholders, Shareholder shall cause the Common Shares to be voted:

        (a) in favor of appointment of the new members of the Company Boards in accordance with the designation of the Buyer as set forth in the Offer Agreement;

        (b) in favor of resolution upon the amendment of the Articles of Association of the Company as attached as an exhibit to the Offer Agreement;

        (c) in favor of the Post-Closing Reorganization and any action required in furtherance thereof; PROVIDED, HOWEVER, that such action is in accordance with all applicable laws;

        (d) against any of the following actions (other than those actions that relate to the Offer and the transactions contemplated by the Offer Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company or any subsidiary of the Company with any party, (B) any sale, lease or transfer of any significant part of the assets of the Company or any subsidiary of the Company, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any Subsidiary of the Company, (D) any material change in the capitalization of the Company or any Subsidiary of the Company, or the corporate structure of the Company or any Subsidiary of the Company, or (E) any other action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Offer or any of the other transactions contemplated by the Offer Agreement, including the Post-Closing Reorganization; and

        (e) in favor of waiving any notice that may have been or may be required relating to the Offer or any of the other transactions contemplated by the Offer Agreement, including the Post-Closing Reorganization.

    SECTION 4. TRANSFER OF THE SHARES.

        (a) TRANSFEREE OF SHARES TO BE BOUND BY THIS AGREEMENT. Except as required herein, the Shareholder hereby agrees that, at all times during the period from the date of this Agreement until the Termination Date, the Shareholder shall not cause or permit any Transfer of any of the Shares to be effected, unless each person to which any such Shares, or any interest therein, is or may be Transferred shall have (i) executed a counterpart of this Agreement and a proxy in the form attached hereto as EXHIBIT A (with such modifications as the Buyer may reasonably request) (the "PROXY"); and
    (ii) agreed in writing to hold such Shares, or such interest therein, subject to all of the terms and conditions set forth in this Agreement.

        (b)  TRANSFER OF VOTING RIGHTS.  The Shareholder hereby also agrees that, at all times commencing with the execution and delivery of this Agreement until the Termination Date, the Shareholder shall not deposit, or permit the deposit of, any Shares in a voting trust, grant any proxy (other than the Proxy) in respect of the Shares, or enter into any shareholder agreement or
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    similar arrangement or commitment in contravention of the obligations of the
    Shareholder under this Agreement with respect to any of the Shares.

    SECTION 5. GRANT OF IRREVOCABLE PROXY; APPOINTMENT OF PROXY. Concurrently with the execution of this Agreement, the Shareholder hereby revokes any and all previous proxies granted with respect to the Shares and agrees to deliver to the Buyer the Proxy in the form attached hereto as EXHIBIT A, which shall be irrevocable to the fullest extent permissible by applicable law.

    SECTION 6. CERTAIN EVENTS. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Common Shares or the acquisition of additional Common Shares or other securities or rights of the Company by the Shareholder, the number of Shares shall be adjusted appropriately, and this Agreement and the rights and obligations hereunder shall attach to any additional Common Shares or other securities or rights of the Company issued to or acquired by the Shareholder.

    SECTION 7. CERTAIN OTHER AGREEMENTS. From and after the date of this Agreement until the Termination Date, the Shareholder will not, nor will the Shareholder authorize or permit any of the Shareholder's officers, directors, affiliates or employees or any investment banker, attorney, accountant, consultant or other agent, advisor or representative retained by the Shareholder to, directly or indirectly, (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal; (ii) engage or participate in any discussions or negotiations regarding, or furnish to any person any information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to any person that has made, or take any other action intended to assist or facilitate any inquiries or the making, submission, or announcement of any proposal that constitutes or would reasonably be expected to lead to, any Acquisition Proposal; (iii) approve, endorse or recommend any Acquisition Proposal; or (iv) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any Acquisition Transaction; provided, this section shall not apply to any person in his capacity as a director of the Company.

    SECTION 8. FURTHER ASSURANCES. The Shareholder hereby covenants and agrees to, upon the request of the Buyer, execute and deliver any additional documents and take such further actions as may be reasonably requested by the Buyer to carry out the provisions of this Agreement and to vest in the Buyer the power to vote the Shares as contemplated by Section 3 hereof and the Proxy; provided, that such action is consistent with and does not create any obligations that extend the general scope of the Agreement.

    SECTION 9. REGISTRATION RIGHTS. Shareholder agrees not to exercise any registration rights it may have with respect to Shareholder's Shares (including piggyback registration rights) prior to the Termination Date.

    SECTION 10. LEGENDS. If so requested by the Buyer, Shareholder agrees to use its reasonable best efforts to place on the certificates representing the Shares a legend stating that they are subject to this Agreement and to an irrevocable proxy.

    SECTION 11. TERMINATION. All rights and obligations of the parties hereunder and under the Proxies shall terminate and have no further force or effect immediately upon the Termination Date; PROVIDED, HOWEVER, that Sections 12 and 13 shall survive any termination of this Agreement.

    SECTION 12. EXPENSES. All fees and expenses incurred by any one party hereto shall be borne by the party incurring such fees and expenses; PROVIDED, that if either party (i.e. the "INITIATING PARTY") institutes any action against the other party (i.e., the "TARGET PARTY") to enforce the terms of this Agreement or the Proxy to which the Shareholder is a party, such target party shall pay reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and costs (collectively, "COSTS"), incurred by the initiating party in connection with such action, provided that the initiating party is successful in all material respects with respect to all claims (after all appeals) ("MATERIAL SUCCESS") in its action against the target party; and, if the initiating party is not Materially Successful, the initiating party shall pay the target party's Costs.

    SECTION 13. MISCELLANEOUS.

        (a) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        (b) BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

        (c) AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

        (d) SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that the Buyer shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Shareholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to the Buyer upon any such violation, the Buyer shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to the Buyer at law or in equity.

        (e) NOTICES. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

                   If to the Buyer:          Hewlett-Packard Company
                                             3000 Hanover Street
                                             Palo Alto, California 94304
                                             Attention: General Counsel
                                             Facsimile: (650) 857-4837

                   With copies to:           Wilson Sonsini Goodrich & Rosati
                                             Professional Corporation
                                             650 Page Mill Road
                                             Palo Alto, California 94304-1050
                                             Attention: Larry W. Sonsini, Esq.
                                                      Aaron J. Alter, Esq.
                                             Facsimile No.: (650) 493-6811

                                             and

                                             Wilson Sonsini Goodrich & Rosati
                                             Professional Corporation
                                             One Market
                                             Spear Tower, Suite 3300
                                             San Francisco, California 94105
                                             Attention: Steve L. Camahort, Esq.
                                             Facsimile No.: (415) 947-2099

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    If to the Shareholder: To the address for notice set forth on the signature page hereof.

                   With a copy to:           Gibson, Dunn & Crutcher LLP
                                             200 Park Avenue
                                             New York, New York 10166-0193
                                             Attention: Dennis J.Friedman, Esq.
                                                      Barbara L. Becker, Esq.
                                             Facsimile No.: (212) 351-4035

        (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Netherlands, without giving effect to the conflicts of law principles thereof.

        (g) ENTIRE AGREEMENT. This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

        (h) EFFECT OF HEADINGS. The section headings are for convenience only and shall not affect the construction or interpretation of this Agreement.

        (i) COUNTERPARTS. This Agreement may be executed by facsimile and in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, each of the Buyer and the Shareholder have caused this Agreement to be duly executed and delivered as of the date first written above.

                                                       HEWLETT-PACKARD COMPANY

                                                       By:
                                                            -----------------------------------------
                                                       Name:
                                                       Title:

                                                       WALTHROUP CORPORATION N.V.:

                                                       By:
                                                            -----------------------------------------
                                                       Name:
                                                       Title:

                                                       Address: -------------------------------------
                                                       ---------------------------------------------
                                                       ---------------------------------------------

                                                       Telephone: -----------------------------------
                                                       Facsimile No.: --------------------------------

                                                       Shares beneficially owned:

                                                       -------------------- shares of Common Shares

                                                       -------------------- shares of Common Shares
                                                       issuable upon the exercise of outstanding
                                                       options, warrants or other rights.

                      [SIGNATURE PAGE TO VOTING AGREEMENT]

    IN WITNESS WHEREOF, each of the Buyer and the Shareholder have caused this Agreement to be duly executed and delivered as of the date first written above.

                                                       HEWLETT-PACKARD COMPANY

                                                       By:
                                                            -----------------------------------------
                                                       Name:
                                                       Title:

                                                       VISIONVEST CORPORATION N.V.

                                                       By:
                                                            -----------------------------------------
                                                       Name:
                                                       Title:

                                                       Address: -------------------------------------
                                                       ---------------------------------------------
                                                       ---------------------------------------------

                                                       Telephone: -----------------------------------
                                                       Facsimile No.: --------------------------------

                                                       Shares beneficially owned:

                                                       -------------------- shares of Common Shares

                                                       -------------------- shares of Common Shares
                                                       issuable upon the exercise of outstanding
                                                       options, warrants or other rights.

                      [SIGNATURE PAGE TO VOTING AGREEMENT]

    IN WITNESS WHEREOF, each of the Buyer and the Shareholders have caused this Agreement to be duly executed and delivered as of the date first written above.

                                                       HEWLETT-PACKARD COMPANY

                                                       By:
                                                            -----------------------------------------
                                                       Name:
                                                       Title:

                                                       GEMINI SYSTEMS CORPORATION N.V.

                                                       By:
                                                            -----------------------------------------
                                                       Name:
                                                       Title:

                                                       Address: -------------------------------------
                                                       ---------------------------------------------
                                                       ---------------------------------------------

                                                       Telephone: -----------------------------------
                                                       Facsimile No.: --------------------------------

                                                       Shares beneficially owned:

                                                       -------------------- shares of Common Shares

                                                       -------------------- shares of Common Shares
                                                       issuable upon the exercise of outstanding
                                                       options, warrants or other rights.

                      [SIGNATURE PAGE TO VOTING AGREEMENT]

    IN WITNESS WHEREOF, each of the Buyer and the Shareholders have caused this Agreement to be duly executed and delivered as of the date first written above.

                                                       HEWLETT-PACKARD COMPANY

                                                       By:
                                                            -----------------------------------------
                                                       Name:
                                                       Title:

                                                       TOSCAL N.V.

                                                       By:
                                                            -----------------------------------------
                                                       Name:
                                                       Title:

                                                       Address: -------------------------------------
                                                       ---------------------------------------------
                                                       ---------------------------------------------

                                                       Telephone: -----------------------------------
                                                       Facsimile No.: --------------------------------

                                                       Shares beneficially owned:

                                                       -------------------- shares of Common Shares

                                                       -------------------- shares of Common Shares
                                                       issuable upon the exercise of outstanding
                                                       options, warrants or other rights.

                      [SIGNATURE PAGE TO VOTING AGREEMENT]

    IN WITNESS WHEREOF, each of the Buyer and the Shareholders have caused this Agreement to be duly executed and delivered as of the date first written above.

                                                       HEWLETT-PACKARD COMPANY

                                                       By:
                                                            -----------------------------------------
                                                       Name:
                                                       Title:

                                                       OZF LTD.

                                                       By:
                                                            -----------------------------------------
                                                       Name:
                                                       Title:

                                                       Address: -------------------------------------
                                                       ---------------------------------------------
                                                       ---------------------------------------------

                                                       Telephone: -----------------------------------
                                                       Facsimile No.: --------------------------------

                                                       Shares beneficially owned:

                                                       -------------------- shares of Common Shares

                                                       -------------------- shares of Common Shares
                                                       issuable upon the exercise of outstanding
                                                       options, warrants or other rights.

                      [SIGNATURE PAGE TO VOTING AGREEMENT]

    IN WITNESS WHEREOF, each of the Buyer and the Shareholders have caused this Agreement to be duly executed and delivered as of the date first written above.

                                                       HEWLETT-PACKARD COMPANY

                                                       By:
                                                            -----------------------------------------
                                                       Name:
                                                       Title:

                                                       DEERING CORPORATION N.V.

                                                       By:
                                                            -----------------------------------------
                                                       Name:
                                                       Title:

                                                       Address: -------------------------------------
                                                       ---------------------------------------------
                                                       ---------------------------------------------

                                                       Telephone: -----------------------------------
                                                       Facsimile No.: --------------------------------

                                                       Shares beneficially owned:

                                                       -------------------- shares of Common Shares

                                                       -------------------- shares of Common Shares
                                                       issuable upon the exercise of outstanding
                                                       options, warrants or other rights.

                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                   EXHIBIT A
                               IRREVOCABLE PROXY

    The undersigned shareholder of Indigo N.V., a corporation organized under the laws of The Netherlands (the "COMPANY"), hereby irrevocably (to the fullest extent permitted by law), solely in his, her or its individual capacity as a
shareholder, appoints          , and each of them, as the sole and exclusive
attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "SHARES") in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned shareholder of the Company as of the date of this Proxy are listed on the final page of this Proxy. Upon the execution of this Proxy by the undersigned, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned hereby agrees not to grant any subsequent proxies with respect to the Shares until after the Termination Date (as defined below).

    This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith by and between Hewlett-Packard Company, a Delaware corporation (the "BUYER"), and the undersigned shareholder, and is granted in consideration of the Buyer entering into that certain Offer Agreement (the "OFFER AGREEMENT"), by and between the Buyer and the Company, which provides for the Buyer or Subsidiary of the Buyer to commence an exchange offer (the "OFFER") to acquire all of the outstanding common shares, par value NLG
0.04 per share of the Company (the "COMMON SHARES") and for the subsequent post-closing reorganization (the "POST-CLOSING REORGANIZATION") to be accomplished upon the terms and subject to the conditions set forth in the Offer Agreement. As used herein, the term "TERMINATION DATE" shall mean the earlier to occur of (i) valid termination of the Offer Agreement pursuant to Article VII thereof; or (ii) the Closing Time.

    The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Termination Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of shareholders of the Company, including an extraordinary meeting of shareholders, and in every written consent in lieu of such meeting:

    (a) in favor of appointment of the new members of the Company Boards in accordance with the designation of the Buyer as set forth in the Offer Agreement;

    (b) in favor of resolution upon the amendment of the Articles of Association of the Company as attached as an exhibit to the Offer Agreement;

    (c) in favor of the Post-Closing Reorganization and any action required in furtherance thereof; PROVIDED, HOWEVER, that such action is in accordance with all applicable laws;

    (d) against any of the following actions (other than those actions that relate to the Offer and the transactions contemplated by the Offer Agreement):
(A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company or any subsidiary of the Company with any party, (B) any sale, lease or transfer of any significant part of the assets of the Company or any subsidiary of the Company, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any Subsidiary of the Company, (D) any material change in the capitalization of the Company or any Subsidiary of the Company, or the corporate structure of the Company or any Subsidiary of the Company, or (E) any other action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Offer or any of the other transactions contemplated by the Offer Agreement, including the Post-Closing Reorganization; and

    (e) in favor of waiving any notice that may have been or may be required relating to the Offer or any of the other transactions contemplated by the Offer Agreement, including the Post-Closing Reorganization.

    The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above. The undersigned shareholder may vote the Shares on all other matters. The undersigned shareholder will abstain from casting any votes of the Shares on any of the matters provided above and will not contest, in the relevant meeting of shareholders or otherwise, the exclusive right of the attorneys and proxies named above to vote the Shares on the matters provided above in their sole discretion.

    Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

    This Proxy shall be governed by, and construed in accordance with, the laws of The Netherlands, without giving effect to the conflicts of laws principles thereof.

This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Termination Date.

Dated: ______________, 2001

                                 Signature of Shareholder:

                                 Print Name of Shareholder: WALTHROUP CORPORATION N.V.

                                 Shares beneficially owned:

                                                           ------------------- shares of Company Shares

                                                           ------------------- shares of Company Shares
                                                           issuable upon the exercise of outstanding
                                                           options, warrants or other rights

                     [SIGNATURE PAGE TO IRREVOCABLE PROXY]

    This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Termination Date.

Dated: ______________, 2001

                                 Signature of Shareholder:

                                 Print Name of Shareholder: VISIONVEST CORPORATION N.V.

                                 Shares beneficially owned:

                                                           ------------------- shares of Company Shares

                                                           ------------------- shares of Company Shares
                                                           issuable upon the exercise of outstanding
                                                           options, warrants or other rights

                     [SIGNATURE PAGE TO IRREVOCABLE PROXY]

    This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Termination Date.

Dated: ______________, 2001

                                 Signature of Shareholder:

                                 Print Name of Shareholder: GEMINI SYSTEMS CORPORATION N.V.

                                 Shares beneficially owned:

                                                           ------------------- shares of Company Shares

                                                           ------------------- shares of Company Shares
                                                           issuable upon the exercise of outstanding
                                                           options, warrants or other rights

                     [SIGNATURE PAGE TO IRREVOCABLE PROXY]

    This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Termination Date.

Dated: ______________, 2001

                                 Signature of Shareholder:

                                 Print Name of Shareholder: TOSCAL N.V.

                                 Shares beneficially owned:

                                                           ------------------- shares of Company Shares

                                                           ------------------- shares of Company Shares
                                                           issuable upon the exercise of outstanding
                                                           options, warrants or other rights

                     [SIGNATURE PAGE TO IRREVOCABLE PROXY]

    This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Termination Date.

Dated: ______________, 2001

                                 Signature of Shareholder:

                                 Print Name of Shareholder: OZF LTD.

                                 Shares beneficially owned:

                                                           ------------------- shares of Company Shares

                                                           ------------------- shares of Company Shares
                                                           issuable upon the exercise of outstanding
                                                           options, warrants or other rights

                     [SIGNATURE PAGE TO IRREVOCABLE PROXY]

    This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Termination Date.

Dated: ______________, 2001

                                 Signature of Shareholder:

                                 Print Name of Shareholder: DEERING CORPORATION N.V.

                                 Shares beneficially owned:

                                                           ------------------- shares of Company Shares

                                                           ------------------- shares of Company Shares
                                                           issuable upon the exercise of outstanding
                                                           options, warrants or other rights

                     [SIGNATURE PAGE TO IRREVOCABLE PROXY]

                                                                 EXHIBIT C [S-C]

                                    FORM OF
                                VOTING AGREEMENT
                                  BY AND AMONG
                            HEWLETT-PACKARD COMPANY
                                      AND
                      CERTAIN SHAREHOLDERS OF INDIGO N.V.

                                VOTING AGREEMENT

    THIS VOTING AGREEMENT (this "AGREEMENT") is made and entered into as of September 6, 2001, by and among Hewett-Packard Company, a Delaware corporation (the "BUYER"), and the individual or entity listed on the signature page hereto (the "SHAREHOLDER").

    WHEREAS, the Shareholder is, as of the date hereof, the record and beneficial owner of the common shares, par value NLG 0.04 per share, of Indigo N.V., a corporation organized under the laws of The Netherlands (the "COMPANY," and such shares, the "COMMON SHARES"), and the Common Shares subject to outstanding options, warrants or other rights, as set forth on the signature pages of this Agreement;

    WHEREAS, the Buyer and the Company concurrently herewith are entering into an Offer Agreement, dated as of the date hereof (the "OFFER AGREEMENT"), which provides, among other things, (i) for the Buyer or a Subsidiary of the Buyer, as promptly as practicable after the date hereof, to commence an exchange offer (the "OFFER") to acquire all of the outstanding Common Shares of the Company in exchange for either (x) shares of Buyer Common Stock or (y) shares of Buyer Common Stock plus CVRs, and (ii) for the subsequent post-closing reorganization to be accomplished upon the terms and subject to the conditions set forth in the Offer Agreement; and

    WHEREAS, as a condition to the willingness of the Buyer to enter into the Offer Agreement, and in order to induce the Buyer to enter into the Offer Agreement, the Shareholder has agreed (solely in his, her or its capacity as a shareholder of the Company) to enter into this Agreement.

    NOW, THEREFORE, in consideration of the execution and delivery by the Buyer of the Offer Agreement and the representations, warranties, covenants and agreements set forth herein and therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    SECTION 1. CERTAIN DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Offer Agreement. For purposes of this Agreement:

        (a) "SHARES" shall mean: (i) all securities of the Company (including all Common Shares and all options, warrants and other rights to acquire Common Shares) owned by the Shareholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional Common Shares and all additional options, warrants and other rights to acquire Common Shares) of which the Shareholder acquires ownership during the period from the date of this Agreement through the Termination Date.

        (b) "TERMINATION DATE" shall mean the earliest to occur of (i) valid termination of the Offer Agreement pursuant to Article VII thereof;
    (ii) the Closing Time; or (iii) four months after the End Date as determined pursuant to the Offer Agreement (ignoring for this purpose any amendment to such Agreement after the date hereof).

        (c) TRANSFER. The Shareholder shall be deemed to have effected a "TRANSFER" of Shares if the Shareholder directly or indirectly (i) sells, pledges, encumbers, grants an option with respect to, transfers or otherwise disposes of such Shares or any interest therein, or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such Shares or any interest therein.

    SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER. Shareholder hereby represents, warrants and covenants to the Buyer that Shareholder (i) is the beneficial owner of the Common Shares and the options, warrants and other rights to acquire Common Shares indicated on the signature pages of this Agreement, free and clear of any pledges, options, rights of first refusal, co-sale rights, attachments or other encumbrances other than as contemplated hereby and the Shareholders Agreement, dated September 13, 2000, by and among the Company, the Buyer and the other Company Shareholders named therein;
(ii) does not beneficially own any securities of the Company other than the Common Shares and options, warrants and other rights to acquire Common Shares of the Company indicated on the signature pages of this Agreement; (iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the proxy contained herein; and (iv) the execution, delivery and performance of this Agreement by the Shareholder and the consummation of the transactions contemplated hereby, will not (x) require the consent, waiver, approval, or authorization of any governmental authority or any other person or entity except as contemplated by the Offer Agreement; or (y) violate, conflict with, result in a breach of or the acceleration of any obligation under, or constitute a default (or an event which with notice or the lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Shareholder pursuant to any provision of any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, ordinance, regulation or decree to which the Shareholder is subject or by which the Shareholder or any of Shareholder's property or assets (other than the Company's assets, if any) is bound, in each case as would not materially adversely affect the Shareholder's obligations hereunder.

    SECTION 3. AGREEMENT TO VOTE SHARES. At every meeting of the Company Shareholders called, including an extraordinary general meeting, and at every adjournment thereof, and on every action or approval by written consent of the Company Shareholders, Shareholder shall cause the Common Shares to be voted:

        (a) in favor of appointment of the new members of the Company Boards in accordance with the designation of the Buyer as set forth in the Offer Agreement;

        (b) in favor of resolution upon the amendment of the Articles of Association of the Company as attached as an exhibit to the Offer Agreement;

        (c) in favor of the Post-Closing Reorganization and any action required in furtherance thereof; PROVIDED, HOWEVER, that such action is in accordance with all applicable laws;

        (d) against any of the following actions (other than those actions that relate to the Offer and the transactions contemplated by the Offer Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company or any subsidiary of the Company with any party, (B) any sale, lease or transfer of any significant part of the assets of the Company or any subsidiary of the Company, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any Subsidiary of the Company, (D) any material change in the capitalization of the Company or any Subsidiary of the Company, or the corporate structure of the Company or any Subsidiary of the Company, or (E) any other action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Offer or any of the other transactions contemplated by the Offer Agreement, including the Post-Closing Reorganization; and

        (e) in favor of waiving any notice that may have been or may be required relating to the Offer or any of the other transactions contemplated by the Offer Agreement, including the Post-Closing Reorganization.

    SECTION 4. TRANSFER OF THE SHARES.

        (a) TRANSFEREE OF SHARES TO BE BOUND BY THIS AGREEMENT. Except as required herein, the Shareholder hereby agrees that, at all times during the period from the date of this Agreement until the Termination Date, the Shareholder shall not cause or permit any Transfer of any of the Shares to be effected, unless each person to which any such Shares, or any interest therein, is or may be Transferred shall have (i) executed a counterpart of this Agreement and a proxy in the form attached hereto as EXHIBIT A (with such modifications as the Buyer may reasonably request) (the "PROXY"); and
    (ii) agreed in writing to hold such Shares, or such interest therein, subject to all of the terms and conditions set forth in this Agreement.

        (b) TRANSFER OF VOTING RIGHTS. The Shareholder hereby also agrees that, at all times commencing with the execution and delivery of this Agreement until the Termination Date, the Shareholder shall not deposit, or permit the deposit of, any Shares in a voting trust, grant any proxy (other than the Proxy) in respect of the Shares, or enter into any shareholder agreement or similar arrangement or commitment in contravention of the obligations of the Shareholder under this Agreement with respect to any of the Shares.

    SECTION 5. GRANT OF IRREVOCABLE PROXY; APPOINTMENT OF PROXY. Concurrently with the execution of this Agreement, the Shareholder hereby revokes any and all previous proxies granted with respect to the Shares and agrees to deliver to the Buyer the Proxy in the form attached hereto as EXHIBIT A, which shall be irrevocable to the fullest extent permissible by applicable law.

    SECTION 6. CERTAIN EVENTS. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Common Shares or the acquisition of additional Common Shares or other securities or rights of the Company by the Shareholder, the number of Shares shall be adjusted appropriately, and this Agreement and the rights and obligations hereunder shall attach to any additional Common Shares or other securities or rights of the Company issued to or acquired by the Shareholder.

    SECTION 7. CERTAIN OTHER AGREEMENTS. From and after the date of this Agreement until the Termination Date, the Shareholder will not, nor will the Shareholder authorize or permit any of the Shareholder's officers, directors, affiliates or employees or any investment banker, attorney, accountant, consultant or other agent, advisor or representative retained by the Shareholder to, directly or indirectly, (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal; (ii) engage or participate in any discussions or negotiations regarding, or furnish to any person any information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to any person that has made, or take any other action intended to assist or facilitate any inquiries or the making, submission, or announcement of any proposal that constitutes or would reasonably be expected to lead to, any Acquisition Proposal; (iii) approve, endorse or recommend any Acquisition Proposal; or (iv) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any Acquisition Transaction; provided, this section shall not apply to any person in his capacity as a director of the Company.

    SECTION 8. FURTHER ASSURANCES. The Shareholder hereby covenants and agrees to, upon the request of the Buyer, execute and deliver any additional documents and take such further actions as may be reasonably requested by the Buyer to carry out the provisions of this Agreement and to vest in the Buyer the power to vote the Shares as contemplated by Section 3 hereof and the Proxy; provided, that such action is consistent with and does not create any obligations that extend the general scope of the Agreement.

    SECTION 9. REGISTRATION RIGHTS. Shareholder agrees not to exercise any registration rights it may have with respect to Shareholder's Shares (including piggyback registration rights) prior to the Termination Date.

    SECTION 10. LEGENDS. If so requested by the Buyer, Shareholder agrees to use its reasonable best efforts to place on the certificates representing the Shares a legend stating that they are subject to this Agreement and to an irrevocable proxy.

    SECTION 11. TERMINATION. All rights and obligations of the parties hereunder and under the Proxies shall terminate and have no further force or effect immediately upon the Termination Date; PROVIDED, HOWEVER, that Sections 12 and 13 shall survive any termination of this Agreement.

    SECTION 12. EXPENSES. All fees and expenses incurred by any one party hereto shall be borne by the party incurring such fees and expenses; PROVIDED, that if either party (i.e., the "INITIATING PARTY") institutes any action against the other party (i.e., the "TARGET PARTY") to enforce the terms of this Agreement or the Proxy to which the Shareholder is a party, such target party shall pay reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and costs (collectively, "COSTS"), incurred by the initiating party in connection with such action, provided that the initiating party is successful in all material respects with respect to all claims (after all appeals) ("MATERIAL SUCCESS") in its action against the target party.

    SECTION 13. MISCELLANEOUS.

        (a) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        (b) BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

        (c) AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

        (d) SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that the Buyer shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Shareholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to the Buyer upon any such violation, the Buyer shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to the Buyer at law or in equity.

        (e) NOTICES. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

                   If to the Buyer:          Hewlett-Packard Company
                                             3000 Hanover Street
                                             Palo Alto, California 94304
                                             Attention: General Counsel
                                             Facsimile: (650) 857-4837

                   With copies to:           Wilson Sonsini Goodrich & Rosati
                                             Professional Corporation
                                             650 Page Mill Road
                                             Palo Alto, California 94304-1050
                                             Attention: Larry W. Sonsini, Esq.
                                                      Aaron J. Alter, Esq.
                                             Facsimile No.: (650) 493-6811

                                             and

                                             Wilson Sonsini Goodrich & Rosati
                                             Professional Corporation
                                             One Market
                                             Spear Tower, Suite 3300
                                             San Francisco, California 94105
                                             Attention: Steve L. Camahort, Esq.
                                             Facsimile No.: (415) 947-2099

    If to the Shareholder: To the address for notice set forth on the signature page hereof.

                   With copies to:           Gibson, Dunn & Crutcher LLP
                                             200 Park Avenue
                                             New York, New York 10166-0193
                                             Attention: Dennis J. Friedman, Esq.
                                                      Barbara L. Becker, Esq.
                                             Facsimile No.: (212) 351-4035

                                             and

                                             Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                             590 Madison Avenue
                                             New York, New York 10022
                                             Attention: Patrick J. Dooley, Esq.
                                             Facsimile No.: (212) 872-1002

        (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Netherlands, without giving effect to the conflicts of law principles thereof.

        (g) ENTIRE AGREEMENT. This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

        (h) EFFECT OF HEADINGS. The section headings are for convenience only and shall not affect the construction or interpretation of this Agreement.

        (i) COUNTERPARTS. This Agreement may be executed by facsimile and in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, each of the Buyer and the Shareholder have caused this Agreement to be duly executed and delivered as of the date first written above.


                                            HEWLETT-PACKARD COMPANY

                                            By:
                                                -------------------------------------------
                                            Name:
                                            Title:

                                            S-C INDIGO CV

                                            By:  S-C INDIGO II CV,
                                                 its General Partner

                                            By:  S-C GRAPHICS, INC.,
                                                 its General Partner

                                            By:
                                                -------------------------------------------
                                            Name:
                                            Title:

                                            Address:
                                                     --------------------------------------
                                            -----------------------------------------------
                                            -----------------------------------------------

                                            Telephone:
                                                       ------------------------------------
                                            Facsimile No.:
                                                          ---------------------------------

                                            Shares beneficially owned:

                                            -------------------- shares of Common Shares

                                            -------------------- shares of Common Shares
                                            issuable upon the exercise of outstanding
                                            options, warrants or other rights

                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                   EXHIBIT A
                               IRREVOCABLE PROXY

    The undersigned shareholder of Indigo N.V., a corporation organized under the laws of The Netherlands (the "COMPANY"), hereby irrevocably (to the fullest extent permitted by law), solely in his, her or its individual capacity as a
shareholder, appoints                    , and each of them, as the sole and
exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "SHARES") in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned shareholder of the Company as of the date of this Proxy are listed on the final page of this Proxy. Upon the execution of this Proxy by the undersigned, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned hereby agrees not to grant any subsequent proxies with respect to the Shares until after the Termination Date (as defined below).

    This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith by and between Hewlett-Packard Company, a Delaware corporation (the "BUYER"), and the undersigned shareholder, and is granted in consideration of the Buyer entering into that certain Offer Agreement (the "OFFER AGREEMENT"), by and between the Buyer and the Company, which provides for the Buyer or Subsidiary of the Buyer to commence an exchange offer (the "OFFER") to acquire all of the outstanding common shares, par value NLG
0.04 per share of the Company (the "COMMON SHARES") and for the subsequent post-closing reorganization (the "POST-CLOSING REORGANIZATION") to be accomplished upon the terms and subject to the conditions set forth in the Offer Agreement. As used herein, the term "TERMINATION DATE" shall mean the earlier to occur of (i) valid termination of the Offer Agreement pursuant to Article VII thereof; (ii) the Closing Time; or (iii) four months after the End Date as determined pursuant to the Offer Agreement (ignoring for this purpose any amendment to such Agreement after the date hereof).

    The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Termination Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of shareholders of the Company, including an extraordinary meeting of shareholders, and in every written consent in lieu of such meeting:

    (a) in favor of appointment of the new members of the Company Boards in accordance with the designation of the Buyer as set forth in the Offer Agreement;

    (b) in favor of resolution upon the amendment of the Articles of Association of the Company as attached as an exhibit to the Offer Agreement;

    (c) in favor of the Post-Closing Reorganization and any action required in furtherance thereof; PROVIDED, HOWEVER, that such action is in accordance with all applicable laws;

    (d) against any of the following actions (other than those actions that relate to the Offer and the transactions contemplated by the Offer Agreement):
(A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company or any subsidiary of the Company with any party, (B) any sale, lease or transfer of any significant part of the assets of the Company or any subsidiary of the Company, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any Subsidiary of the Company,
(D) any material change in the capitalization of the Company or any Subsidiary of the Company, or the corporate structure of the Company or any Subsidiary of the Company, or (E) any other action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Offer or any of the other transactions contemplated by the Offer Agreement, including the Post-Closing Reorganization; and

    (e) in favor of waiving any notice that may have been or may be required relating to the Offer or any of the other transactions contemplated by the Offer Agreement, including the Post-Closing Reorganization.

    The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above. The undersigned shareholder may vote the Shares on all other matters. The undersigned shareholder will abstain from casting any votes of the Shares on any of the matters provided above and will not contest, in the relevant meeting of shareholders or otherwise, the exclusive right of the attorneys and proxies named above to vote the Shares on the matters provided above in their sole discretion.

    Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

    This Proxy shall be governed by, and construed in accordance with, the laws of The Netherlands, without giving effect to the conflicts of laws principles thereof.

    This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Termination Date.

Dated:                    , 2001
        ------------

                                   Signature of Shareholder:
                                                           -----------------------------------

                                   Print Name of Shareholder: S-C INDIGO CV

                                   By:  S-C INDIGO II CV,
                                        its General Partner

                                   By:  S-C GRAPHICS, INC.
                                        its General Partner

                                   Shares beneficially owned:

                                   -------------------- shares of Company Shares

                                   -------------------- shares of Company Shares
                                   issuable upon the exercise of outstanding options, warrants or other rights

                     [SIGNATURE PAGE TO IRREVOCABLE PROXY]